UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  Schedule 14A

                    Proxy Statement pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                    |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) of ss.240.14a-12
|_|   Confidential for use of the Commission only (as permitted by Rule
      14a-6(e)(2))

                           ONSCREEN TECHNOLOGIES, INC.
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)
                                 Not applicable

Payment of Filing Fee (Check the appropriate box):

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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

                           OnScreen Technologies, Inc.
                         200 9th Avenue North, Suite 210
                          Safety Harbor, Florida 34695

October 11, 2005

Dear Stockholder:

It is my pleasure to invite you to the 2005 Annual Meeting of Stockholders of OnScreen Technologies, Inc. The 2005 Annual Meeting will be held on Tuesday, December 13, 2005 at 9:00 a.m. PST at Lafayette Park Hotel, 3287 Mount Diablo Boulevard, Lafayette, CA 94549 for the following purposes:

      1.    To elect 2 directors to hold office for two-year terms;

      2. To approve the adoption of the OnScreen Technologies, Inc. Equity Incentive Plan;

      3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The notice of the meeting and proxy statement on the following pages contains information on the formal business of the meeting. Whether or not you expect to attend the meeting, please sign, date, and return your proxy promptly in the enclosed envelope to assure your stock will be represented at the meeting.

The continuing interest of the stockholders in the business of the Company is gratefully acknowledged and appreciated.

                                    Sincerely,


                                    /s/ Charles R. Baker
                                    Charles R. Baker,
                                    Chairman of the Board and
                                    Chief Executive Officer

                           ONSCREEN TECHNOLOGIES, INC.

                  NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS

              To be held Tuesday, December 13, 2005, 9:00 a.m., PST Lafayette Park Hotel, 3287 Mount Diablo Boulevard, Lafayette, CA 94549

To: The Shareholders of OnScreen Technologies, Inc.

We will hold the 2005 Annual Meeting of Shareholders (the "Annual Meeting") of OnScreen Technologies, Inc. on Tuesday, December 13, 2005 at 9:00 a.m. PST at Lafayette Park Hotel, 3287 Mount Diablo Boulevard, Lafayette, CA 94549 for the following purposes:

      1.    To elect 2 directors to hold office for two-year terms;

      2. To approve the adoption of the OnScreen Technologies, Inc. Equity Incentive Plan;

      3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on September 16, 2005 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be open to examination by any shareholder during ordinary business hours at the offices of the Company, 200 9th Avenue North, Suite 210, Safety Harbor, Florida 34695.

All shareholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the Annual Meeting, we ask that as promptly as possible you mark, sign, date, and return the enclosed proxy card in the postage prepaid envelope enclosed for that purpose. Your stock will be voted in accordance with the instructions you give in your proxy. Your proxy may be revoked at any time before it is voted by signing and returning a proxy bearing a later date for the same shares, by filing with the Secretary of the Company a written revocation bearing a later date or by attending and voting in person at the annual meeting.

                                    By Order of the Board of Directors


                                    /s/ Charles R. Baker
                                    ----------------------------------
                                    Charles R. Baker,
                                    Chairman of the Board and
                                    Chief Executive Officer

Safety Harbor, Florida
October 11, 2005

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AS SOON AS POSSIBLE, EVEN IF YOU ARE CURRENTLY INTENDING TO ATTEND THE MEETING. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND THE MEETING.

                           ONSCREEN TECHNOLOGIES, INC.

                                 PROXY STATEMENT

                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of OnScreen Technologies, Inc. (the "Company") for use at the 2005 Annual Meeting of Stockholders to be held on Tuesday, December 13, 2005 at 9:00 a.m. PST at Lafayette Park Hotel, 3287 Mount Diablo Boulevard, Lafayette, CA 94549 or at any postponements or adjournments thereof. Your vote at the Annual Meeting is important to us. Please vote your shares of OnScreen Technologies, Inc. common stock (the "Common Stock") by completing the enclosed proxy card and returning it in the enclosed envelope. The approximate date on which this Proxy Statement and the accompanying proxy card will be mailed to stockholders is October 17, 2005.

                  GENERAL INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this Proxy Statement, including the election of two directors, approval of the Equity Incentive Plan, and to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Who is entitled to vote?

Only stockholders of record at the close of business on September 16, 2005, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting, or any postponements or adjournments of the meeting. Each outstanding share of Common Stock owned by you on September 16, 2005 entitles you to one vote on each matter considered at the Annual Meeting. The enclosed proxy card shows the number of shares owned by you as of the record date.

Who may attend the annual meeting?

All stockholders of record as of the record date, or their duly appointed proxies, may attend the meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of one third of the aggregate voting power of the Common and Preferred Stock outstanding on the record date will constitute a quorum. Each share of Common Stock and each share of Series A Convertible Preferred Stock is entitled to one vote. As of the close of business on June 30, 2005, 70,649,719 shares of Common Stock and 1,935,718 shares of Series A Convertible Preferred Stock were outstanding and entitled to vote at the Annual Meeting. Unless otherwise indicated, all references herein to percentages of outstanding shares of stock are based on such numbers of shares outstanding. Shares entitled to vote are referred to hereafter as "Voting Shares".

How do I vote?

If you complete and properly sign the accompanying proxy card and return it, your shares of Stock will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

May I change my vote after I return my proxy card?

Yes, even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by providing William F. Clough, Esq., our Corporate Secretary, either a written notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the board's recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Company's Board of Directors. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

      FOR election of the nominated slate of Directors
            (see Proposal 1);

      FOR approval of the adoption of the OnScreen Technologies, Inc. Equity Incentive Plan
            (see Proposal 2).

What vote is required to approve each item?

Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of the directors. A properly executed proxy marked "Withhold Authority" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Voting Shares represented by properly executed proxies for which no instruction is given will be voted "FOR" election of the nominees for director

Other items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, are counted in determining whether there is a quorum.

What if other matters come up at the Annual Meeting?

Aside from the election of the directors and approval of the OnScreen Technologies, Inc. Equity Incentive Plan, the Board of Directors knows of no other maters to be presented at the Annual Meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, the shares represented by the proxy holders will be voted in the discretion of the proxy holders.

Proposals by Shareholders

Shareholder proposals intended to be presented at the Annual Meeting must have been received by us not later than September 16, 2005 for inclusion in the proxy materials for the Annual Meeting. We are not aware of any matters to be voted on at the Annual Meeting except those listed on the accompanying notice of Annual Meeting of shareholders. The accompanying proxy gives discretionary authority to the persons named to vote the shares in their best judgment if any other matters are properly brought before the Annual Meeting.

What if the Annual Meeting is postponed?

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have at that time effectively been revoked or withdrawn, notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

Who pays for this proxy solicitation?

We do. The proxies being solicited in connection with this Proxy Statement are being solicited by the Board of Directors and the costs will be borne by the Company. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our stock.

             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Voting Shares as of the date of this filing by: (i) each shareholder known by us to be the beneficial owner of 5% or more of the outstanding Voting Shares, (ii) each of our directors and executives and (iii) all directors and executive officers as a group. Except as otherwise indicated, we believe that the beneficial owners of the Voting Shares listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Shares of common stock issuable upon exercise of options and warrants that are currently exercisable or that will become exercisable within 60 days of filing this document have been included in the table.

                            BENEFICIAL INTEREST TABLE

------------------------------------------------------------------------------------------------------------------------
                                                           Common Stock            Series A Convertible
                                                                                      Preferred Stock
------------------------------------------------------------------------------------------------------------------------
                                                                                                           Percent of
                                                                     Percent                    Percent     all Voting
                                                                    of Class                   of Class    Securities
     Name and Address of Beneficial Owner (1)           Number         (2)           Number        (3)          (4)
------------------------------------------------------------------------------------------------------------------------
Brad Hallock (5)                                         5,905,590    8.15%                --      --         7.94%
John Thatch                                              4,031,814    5.56%           231,221   12.10%        5.73%
Sid Ferris & Helen Scott Duewel (6)                      3,880,672    5.35%                --      --         5.22%
William Clough (7)                                       2,272,104    3.13%                --      --         3.05%
Russell Wall (8)                                         1,691,493    2.31%                --      --         2.25%
Mark Chandler (9)                                          866,667    1.19%           778,726   40.76%        2.19%
Charles Baker (10)                                       1,600,000    2.20%                --      --         2.15%
Maryatha Miller                                                 --      --            210,000   10.99%            *
Richard S. Kearney                                              --      --            150,000    7.85%            *
Officers, Directors, executives as group                16,367,668   22.10%         1,009,947   52.86%       22.87%
* Less than 1 percent
------------------------------------------------------------------------------------------------------------------------

(1) The address of each beneficial owner is c/o OnScreen Technologies, Inc., 200 9th Avenue North, Suite 210, Safety Harbor, Florida 34695.
(2) Calculated on the basis of 70,777,219 shares of common stock issued and outstanding and 1,700,000 shares of common stock issuable at September 15, 2005 except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holder of such options or warrants. This calculation excludes shares of common stock issuable upon the conversion of Series A Preferred Stock.
(3) Calculated on the basis of 1,910,718 shares of Series A Preferred Stock issued and outstanding at September 15, 2005.
(4) Calculated on the basis of an aggregate of 72,477,219 shares of common stock with one vote per share and 1,910,718 shares of Series A Preferred Stock with one vote per share issued and outstanding at September 15, 2005, except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating beneficial ownership of securities of the holder of such options or warrants.
(5) Includes direct entitlement and third party management shares. Mr. Hallock's common stock shares includes 250,000 shares owned by Hallock Trust dtd 6/25/99.
(6) Mr. Ferris owns 2,791,045 shares of common stock and his wife, Ms Duewel owns 1,089,627 shares of common stock.
(7) Mr. Clough's common stock shares include 200,000 shares he has the right to purchase pursuant to a warrant.
(8) Mr. Wall's common stock shares include 700,000 shares he has the right to purchase pursuant to a warrant.
(9) Mr. Chandler's common stock shares include 600,000 shares he has the right to acquire pursuant to a warrant. Mr. Chandler's Series A Preferred shares include 250,000 shares owned by his IRA account.
(10) Mr. Baker's common stock shares include 100,000 shares he has the right to purchase pursuant to a warrant.

                                   PROPOSAL I

                            ELECTION OF TWO DIRECTORS

The Company's Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors, but in no instance shall there be less than one director. All directors shall be elected at the annual meeting of shareholders to serve two-year terms and shall hold office until his or her successor shall have been elected and qualified. Currently we have four directors two of whom have been nominated for re-election this year and have agreed to serve if elected. The Board of Directors set these terms staggered in order to maintain continuity on the Board of Directors. In order to affect this staggered term strategy, the four board seats are numbered consecutively, 1 through 4. Odd numbered seats (seats 1 and 3) will be elected at the annual shareholder meetings held on even numbered years; even numbered seats (seats 2 and 4) will be elected at the annual shareholder meetings held on odd numbered years. The following are Company directors, the director seats and terms for which they were elected or appointed:

      o Director Seat #1, John "JT" Thatch, elected for a two year term at the June 2004 shareholder meeting.

      o Director Seat #2, Russell L. Wall, elected for a one year term at the June 2004 Shareholder meeting. Mr. Wall is nominated for election to a two year term at the current December 2005 Meeting of Shareholders.

      o Director Seat #3, Bradley J. Hallock, elected for a two year term at the June 2004 shareholder meeting.

      o Director Seat #4, Charles Baker, appointed March 1, 2005 to serve until the next annual meeting of shareholders. Mr. Baker is nominated for election to a two year term at the current December 2005 Meeting of Shareholders.

Shares of our Common Stock and Series A Preferred Stock are entitled to one vote per share for each Director. Cumulative voting is not permitted.

Unless stated to be voted otherwise, each proxy will be voted for the election of the nominees named below. All of the nominees have consented to serve as directors if elected. If a nominee becomes unavailable for election before the 2005 Annual Meeting, the Board of Directors may name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card.

                           INFORMATION ABOUT NOMINEES

Russell L. Wall
Director and Audit Committee since November 2003

Mr. Wall was appointed to the Board of Directors in November 2003 and elected to serve a one year term at the 2004 Annual Meeting of Shareholders. He also serves as Chairman of the Audit Committee. Mr. Wall holds a Bachelor of Science degree in Engineering from Iowa State University, a MBA degree in finance/marketing from University of Santa Clara and a Chartered Financial Analyst designation. Prior to his retirement in 2000, Mr. Wall was Chief Financial Officer for 12 years with a publicly traded company. His responsibilities included financial/accounting management, internal and external financial reporting, strategic planning and other operational duties. Mr. Wall brings 5 years experience in the financial securities industry as a consultant and portfolio manager with a Wall Street and a private investment management firm. He also brings 10 years Fortune 100 company experience in the engineering and construction industry with assignments as Analysis and Development Engineer, Planning and Control Manager and Project Manager.

In recognition for serving on the Company Board of Directors initially without the benefit of officers and directors liability insurance, which service is of benefit to the Company in connection with the Company's management and compliance with the Sarbanes-Oxley Act of 2002, the Board of Directors authorized issuance to Russell L. Wall a warrant to purchase 100,000 restricted common shares at a price of $0.25 per share within 3 years after the date of issuance. In recognition for past services as a director of the Company, by an August 23, 2004 Board of Directors resolution, the board authorized issuance to Russell L. Wall of a warrant to purchase 600,000 restricted common shares within five years from date of issuance at a per share price of $0.25.

Mr. Wall is nominated to serve a two year term.

Charles R. Baker
Chief Executive Officer and Chairman of the Board of Directors

Charles R. Baker was appointed to the Company Board of Directors, effective March 1, 2005, chosen as Chairman of the Board of Directors effective June 13, 2005 and appointed Chief Executive Officer effective August 31, 2005. Mr. Baker is an experienced global business executive with a 25 year track record of building and implementing successful business strategies. Prior to assuming the fulltime position as Chairman of the Board of Directors, Mr. Baker was the President of Vesta International, the premium provider of stored value, payment and fraud solutions. Prior to Vesta, Mr. Baker was CEO/Managing Director of Starbucks Coffee Company, Australia. He also spent several years at NIKE where, as Divisional Vice President/General Manager of NIKE Global Retail, he led the growth of a $1.2 billion retail business in 16 countries. He was also a member of NIKE's Executive Leadership team which was responsible for leading the strategy of NIKE's $12 billion worldwide. In addition, he was CEO of a leading Internet company, Family Wonder, which he successfully led through its acquisition by Sega, Inc. Earlier in his career, Mr. Baker was General Manager of Britches of Georgetowne, a leading apparel company.

In recognition for services to be rendered by Charles Baker as a member of the Board of Directors, the Board of Directors authorized an honorarium issuance to Charles Baker of a Warrant to purchase 100,000 restricted common shares at any time within three years from date of issuance at the per share price of $0.75.

Mr. Baker is actively employed by the Company on a daily basis. He receives an annual salary of $225,000 and will be entitled to receive up to 5 million common shares upon the Company achieving certain milestone criteria and will be reimbursed for all company expenses related to travel, entertainment, health insurance, vehicle use and lodging.

Mr. Baker is nominated to serve a two year term.

The Board of Directors recommends that shareholders vote "FOR" election of the nominees for director named above.

                                   PROPOSAL 2

                        APPROVAL OF EQUITY INCENTIVE PLAN

Being submitted to the stockholders for approval at the 2005 Annual Shareholders meeting is the OnScreen Technologies, Inc. Equity Incentive Plan (the "Equity Incentive Plan"); an incentive and non-qualified stock option plan which authorizes the issuance of up to 2,000,000 shares of our common stock. The Equity Incentive Plan was approved by the Board of Directors subject to stockholder approval. If the Equity Incentive Plan is approved, the 2,000,000 shares of common stock being authorized will be used to grant non-qualified incentive stock options to our employees and consultants.

The Equity Incentive Plan is intended to: (a) provide incentive to employees of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by employees, directors and independent contractors by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining and rewarding employees, directors, independent contractors and advisors.

With respect to incentive stock options, the Equity Incentive Plan provides that the exercise price of each such option must be at least equal to 100% of the fair market value of our common stock on the date of grant (110% in the case of stockholders who, at the time the option is granted, own more than 10% of the outstanding common stock), and requires that all such options have an expiration date not later than that date which is one day before the tenth anniversary of the date of the grant (or the fifth anniversary of the date of rant in the case of 10% stockholders). Pursuant to the provisions of the Equity Incentive Plan, the aggregate fair market value, determined as of the date(s) of grant, for which incentive stock options are first exercisable by an option holder during any one calendar year cannot exceed $100,000.

Options granted under the Equity Incentive Plan terminate three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one (1) year shall be substituted for such three (3) month period. If an optionee's employment or service is terminated within three months following a Stock Option Change of Control, then the options will remain exercisable for three months after the optionee's termination.

The Board of Directors has a limited right to modify or amend the Equity Incentive Plan, which does not include the right to increase the number of shares available for the grant of options.

During the term of the Equity Incentive Plan, our eligible employees will receive, for no consideration prior to exercise, the opportunity to profit from any rise in the market value of our common stock. This will dilute the equity interest of our other stockholders. The grant and exercise of the options also may affect our ability to obtain additional capital during the term of any options.

The Equity Incentive Plan will be administered by the Equity Incentive Plan Administrator appointed by the Board of Directors. The description of the proposed Equity Incentive Plan set forth above is a summary of various provisions of the Equity Incentive Plan and is not a complete description of the plan. The Plan is attached to this proxy statement as Appendix A.

The following is a summary of the federal income tax treatment of the stock options which may be granted under the Equity Incentive Plan based upon the current provisions of the Internal Revenue Code. This summary does not purport to be a complete and detailed description of all possible tax consequences to the recipient of a stock option. It describes the federal tax consequences in effect as of the date of this Proxy Statement. Each holder of a stock option is advised to consult his or her tax advisor because tax consequences may vary depending on the individual circumstances of the holder.

An option holder who exercises a non-qualified stock option will recognize taxable compensation at the date of exercise with respect to the difference between the fair market value of the option shares at exercise and the exercise price paid to purchase such shares. OnScreen Technologies, Inc. is entitled to a corresponding deduction for such compensation. At such time as the option stock is sold, the option holder will recognize either short-term or long-term capital gain income (depending upon the length of time such stock has been held) with respect to the excess of the stock sale price over the exercise price paid to purchase such shares.

An option holder who exercises an incentive stock option will not realize any regular taxable income. At the date of exercise, the option holder may, depending on his or her personal tax situation, be subject to Alternative Minimum tax ("AMT") because the difference between the fair market value of the shares at exercise and the exercise price represents an AMT preference item.

The tax consequences of a disposition of an incentive stock option depend upon the length of time the stock has been held by the employee. If the employee holds the option stock for at least two years after the option is granted and one year after the exercise of the option, any gain realized on the sale is long-term capital gain. In order to receive long-term capital gain treatment, the employee must remain in our employ from the time the option is granted until three months before its exercise (twelve months in the event of termination due to disability of the employee). We will not be entitled to a deduction in this instance.

If the incentive option stock is not held for the requisite holding period described above, a "disqualifying disposition" will occur. A disqualifying disposition results in the employee recognizing ordinary compensation income to the extent of the lesser of: (1) the fair market value of the option stock on the date of exercise less the exercise price ("the spread") or (2) the amount realized on disposition of the option stock less the exercise price. If the amount realized on the disposition is greater than the fair market value of the stock on the date the stock option was exercised, such excess will be treated as a capital gain, which will be a long-term capital gain if the stock was held for the appropriate holding period (currently more than one year). We will be entitled to a deduction at this time for such ordinary compensation income. The option holder's basis in such shares will be the fair market value on the date of exercise.

The Equity Incentive Plan is attached as Exhibit B to this proxy.

The Board of Directors recommends that shareholders vote "FOR" approval of the Equity Incentive Plan.

                                 OTHER BUSINESS

Management does not presently know of any matters that may be presented for action at the Annual Meeting other than those set forth herein. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxies solicited by management to exercise their discretionary authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.

If you do not expect to be personally present at the Annual Meeting, please fill in, date and sign the enclosed proxy card and return it promptly in the enclosed return envelope which requires no additional postage if mailed in the United States.

                      COMMITTEES OF THE BOARD AND MEETINGS

During the fiscal year ended December 31, 2004, the Board of Directors held a total of 29 meetings (including regularly scheduled and special meetings) of which the Board took action 26 times by unanimous written consent. Each incumbent director attended all of the meetings of the Board held in 2004. The Board of Directors has two standing committees: Audit Committee and Compensation Committee. No incumbent director attended fewer than 100% of the total number of meetings held by all committees on which such director served.

Our board currently appoints the members of the audit and compensation committees. Each member of the audit and compensation committees is an independent director in accordance with NASDAQ standards (although the Company is not currently listed on the NASDAQ, but has its securities traded on the Over the Counter Bulletin Board). Each of our board committees has a written charter approved by our board. Copies of the current committee charters for each committee are posted on our website at www.onscreentech.com and attached hereto.

Audit Committee

The purpose of the Audit Committee is to oversee the Company's accounting and financial reporting processes and the audits of its financial statements. The functions of the Audit Committee and its activities during fiscal year 2004 are described below under the heading REPORT OF THE AUDIT COMMITTEE. The Audit Committee is directly responsible for, among other things, the appointment, compensation, retention and oversight of our independent Registered Public Accounting firm. Our Audit Committee acts pursuant to a written charter, a copy of which is available from the Company and is posted on our website at www.onscreentech.com and attached hereto as Appendix C.

The Audit Committee is currently composed of Russell L. Wall. Mr. Wall is independent in accordance with applicable rules promulgated by the Securities and Exchange Commission (the "SEC") and NASDAQ listing standards. Mr. Wall is able to read and understand fundamental financial statements, including our balance sheet, income statement and cash flow statement. The Board of Directors has determined that Mr. Wall is an "audit committee financial expert" as defined in Section 401(h) of Regulation S-K promulgated by the SEC under the Exchange Act. During the last fiscal year, there were seven informal meetings of the Audit Committee.

Compensation Committee

The Compensation Committee, subject to existing contractual obligations, is responsible for setting and administering the policies that govern executive compensation and the granting of employee stock options. The Compensation Committee met two times and acted one time by unanimous written consent during fiscal 2004. The current members of the Compensation committee are Messrs. Russell L. Wall and Bradley J. Hallock.

The Compensation Committee acts pursuant to a written charter a copy of which is available from the Company and is posted on our website at www.onscreentech.com and attached hereto as Appendix B.

                          REPORT OF THE AUDIT COMMITTEE

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

The Audit Committee reviewed and discussed the Company's December 31, 2004 audited financial statements with the Company's management and have discussed with Salberg & Company, P.A., our independent Registered Public Accounting firm for our 2004 financial statements, the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The audit committee has received written disclosures and a letter from Salberg & Company, P.A. as required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the committee has discussed the issue of auditor independence with Salberg & Company, P.A.

Based on this review and these discussions, we recommended to the board of directors that these audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

Salberg & Company, P.A. did not provide any services other than annual audits and quarterly reviews.

OnScreen Technologies, Inc.

Audit Committee

By:      /s/ Russell L. Wall
         -------------------------
         Russell L. Wall, Chairman

Independent Registered Public Accounting Firm

Salberg & Company, P.A. has audited the Company's financial statements since 2002. Representatives of Salberg & Company, P.A. will be present via teleconference at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Compensation of Independent Registered Public Accounting Firm

The following represents aggregate fees billed to the Company for the fiscal years ended December 31, 2004 and 2003 by Salberg & Company, P.A.

The financial statements of the Company as of December 31, 2004, have been audited by Salberg & Company, P.A., Boca Raton, Florida, Independent Registered Public Accounting Firm. Salberg & Company, P.A. billed the Company an aggregate of $50,000 in fees and expenses for professional services rendered in connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2004 and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2004. Salberg & Company, P.A. billed the Company an aggregate of $46,200 in fees and expenses for professional services rendered in connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2003 and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2003. Audit related fees for 2003 were $4,800 and for 2004 were $0. The Company paid these sums.

All fees described above were approved by the Audit Committee prior to engagement of the auditor to perform the service. None of the services provided above were pre-approved pursuant to the "de minimis exception" to the requirements of pre-approval for permitted non-audit services, set forth in Rule 2-01 of SEC Regulation S-X.

Pre-approval Policies and Procedures

The Audit Committee pre-approves the audit and non-audit services rendered by Salberg & Company, P.A. Generally, the Committee pre-approves particular services in the defined categories of audit services, audit-related services, tax services and other non-audit services, specifying the maximum fee payable with respect to that service. Pre-approval may be given as part of the Audit Committee's approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service.

                      REPORT OF THE COMPENSATION COMMITTEE

The compensation committee of the Board of Directors administers our executive and management compensation program. The current members of the compensation committee are Bradley J. Hallock and Russell L. Wall. Each of these persons is a non-employee director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. The Board has determined that each said member is "independent" within the meaning of NASDAQ's new rules. None of Messrs. Hallock and Wall has any interlocking relationships as defined by the rules promulgated by the SEC.

General Compensation Philosophy

The role of the compensation committee is to set the salaries and other compensation of the executive officers and certain other key employees of OnScreen Technologies, Inc. and to make grants under, and to administer, the stock option and other employee equity and bonus plans. The compensation philosophy of OnScreen Technologies, Inc. for executive officers is to relate compensation to corporate performance and increases in stockholder value, while providing a total compensation package that is competitive and enables OnScreen Technologies, Inc. to attract, motivate, reward and retain key executives and employees. Accordingly, is permitted by the executive's contract of employment, each executive officer's compensation package may, in one or more years, be comprised of the following three elements:

      o base salary that is designed primarily to be competitive with base salary levels in effect at technology companies in similar locations that are of comparable size to OnScreen Technologies, Inc. and with which OnScreen Technologies, Inc. competes for executive personnel;

      o annual variable performance awards, such as bonuses, payable in cash and tied to the achievement of performance goals, financial or otherwise, established by the compensation committee; and

      o long term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the shareholders of OnScreen Technologies, Inc.

Executive Compensation

Base Salary. Salaries for executive officers for 2004 were generally determined on an individual basis by evaluating each executive's scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions in similar locations at comparable companies. In addition, OnScreen Technologies, Inc.'s Human Resources Department provided information to us regarding salary range guidelines for specific positions.

As permitted by contract, base salary is adjusted each year to take into account the executive officer's performance and to maintain a competitive salary structure. We conduct reviews of executive compensation practices on an annual basis and may change each executive officer's salary based on the individual's contributions and responsibilities over the prior twelve months and any change in median comparable company pay levels. We believe that, on the basis of our knowledge of executive compensation in the industry, that salary levels of OnScreen Technologies, Inc. for the executive officers are reasonable and necessary given the competition for executive talent in the industry and the financial resources of OnScreen Technologies, Inc.

Long Term Incentive Awards. We believe that equity-based compensation in the form of stock options links the interests of executive officers with the long-term interests of the stockholders of OnScreen Technologies, Inc. and encourages executive officers to remain in the employ of OnScreen Technologies, Inc. Stock options generally have value for executive officers only if the price of the stock increases above the exercise price on the grant date and the officer remains in the employ of OnScreen Technologies, Inc. for the period required for the shares to vest.

It is the design of OnScreen Technologies, Inc. that stock options may be granted to executive officers when the executive first joins OnScreen Technologies, Inc., in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. We may, however, grant additional stock options to executive officers for other reasons. The number of shares subject to each stock option granted is within our discretion and is based on anticipated future contribution and ability to impact results, past performance or consistency within the executive officer's peer group. We may grant stock options to executive officers to provide greater incentives to continue their employment with OnScreen Technologies, Inc. and to strive to increase the value of OnScreen Technologies, Inc.'s common stock. The stock options generally become exercisable over a three-year period and are granted at a price that is equal to the fair market value of OnScreen Technologies, Inc.'s common stock on the date of grant.

The total compensation philosophy of OnScreen Technologies, Inc. is based on the concept that variable pay is earned through effective performance and contribution to the success of the company. Bonus payments are based on actual performance in achieving corporate, department and individual targets. The Compensation Committee determines weightings for each element and establishes the corporate financial goals for bonus measurement purposes. The Compensation Committee is responsible for ensuring that actual results are confirmed before they are applied against the bonus plan for payment purposes. The corporate target is based on OnScreen Technologies, Inc.'s earnings per share, total consolidated revenue, and success in managing corporate expenses to plan. All targets and objectives are aligned with the business plan for the fiscal year and monitored by the corporate finance department of OnScreen Technologies, Inc. Individual performance is measured relative to the individual's personal contribution to the success of the organization. This element is objective and tied to individual documented objectives for the bonus year. All targets and related objectives are defined and measured periodically, with a final annual measurement.

OnScreen Technologies, Inc.

Compensation Committee

By:      /s/ Bradley J. Hallock
         ----------------------
             Bradley J. Hallock


         /s/ Russell L. Wall
         ----------------------
             Russell L. Wall

Director Compensation

Other than as noted above under "Information About Nominees", no Director is compensated for the performance of duties in that capacity or for his/her attendance at Director meetings.

Executive Compensation

The following tables list the cash and option grant remuneration paid or accrued and option exercises during 2002, 2003 and 2004 to our officers, executives and directors who received compensation of $100,000 or more in 2002, 2003 and 2004.

------------------------------------------------------------------------------------------------------------------------------------
                                                     SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Long Term Compensation
                                                                        --------------------------------------------
                                          Annual Compensation                        Awards                 Payouts
                                  -----------------------------------   -------------------------------   ------------
           (a)              (b)        (c)       (d)        (e)            (f)                  (g)           (h)           (i)
------------------------------------------------------------------------------------------------------------------------------------
                                                           Other                             Securities                     All
Name and                                                   Annual       Restricted           Underlying                    Other
Principle                            Salary     Bonus   Compensation      Stock               Options/      Payouts     Compensation
Position                    Year       ($)       ($)        ($)          Award(s)             SARs (#)        ($)           ($)
------------------------------------------------------------------------------------------------------------------------------------
John Thatch,                2004     155,000      --       10,000       1,666,312                    --        --              --
Pres./CEO                   2003     140,000      --       10,000         311,777                    --        --              --
                            2002     120,000      --       10,000         156,706                    --        --              --
------------------------------------------------------------------------------------------------------------------------------------
Mark Chandler               2004     155,000      --           --         120,000  (2)          600,000        --              --
COO/CFO (1)                 2003          --      --           --              --                    --        --              --
                            2002          --      --           --              --                    --        --              --
------------------------------------------------------------------------------------------------------------------------------------
Steven Velte                2004     155,000      --           --         450,000             2,000,000        --              --
Pres. of Products           2003      85,000      --           --              --             1,750,000        --              --
Division (3)                2002          --      --           --              --                    --        --              --
------------------------------------------------------------------------------------------------------------------------------------

(1)   Mr. Chandler joined the Company on January 1, 2004.
(2) Mr. Chandler was issued 120,000 of the Company's Series A Convertible Preferred Stock.
(3)   Mr. Velte joined the Company on May 1, 2003.

                        OPTION GRANTS DURING FISCAL 2004

                                    Percent of
                                      Total
                  Number             Options                   Market
                    of               Granted      Exercise     Price
                Securities        To Employees      Price        on
                Underlying          In Fiscal        Per        Date
                 Options              Year          Share        of            Expiration
Name             Granted               (3)         ($/Sh)      Grant              Date
---------------------------------------------------------------------------------------------
John Thatch         --                 --            --          --                --

Mark Chandler     100,000 (1)          3%          $0.25      $0.93        December 1, 2006
                  500,000 (1)         13%          $0.25      $0.65         October 6, 2009

Steven Velte    2,000,000 (2)         51%          $0.25      $0.65        November 1, 2011

(1)   The options granted to Mr. Chandler were fully vested on the grant date.
(2)   The options granted to Mr. Velte vest on November 1, 2006.
(3) During the year ended December 31, 2004, OnScreen granted employees options to purchase 3,940,000 shares of common stock.

                 AGGREGATED OPTION EXERCISES DURING FISCAL 2004
                                       AND
                       FISCAL 2004 YEAR-END OPTION VALUES

The following table shows the number of shares underlying both exercisable and unexercisable stock options held by the executive officers named in the Summary Compensation Table as of the year ended December 31, 2004, and the values for exercisable and unexercisable options:

                                                            Number of Securities                Value of Unexercised
                                                           Underlying Unexercised         In-The-Money Options at December
                                                        Options at December 31, 2004                31, 2004 (1)
                                                       -------------------------------    ----------------------------------
                      Shares Acquired       Value
Name                  on Exercise ($)   Realized ($)     Exercisable      Unexercisable     Exercisable     Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
John Thatch                    --               --                --                --              --                  --
Mark Chandler                  --               --           600,000                --        $348,000                  --
Steven Velte (2)               --               --         1,050,000         2,000,000        $554,000          $1,160,000

(1) Options are in the money if the market value per share of the shares underlying the options is greater than the option exercise price. This calculation is based on the fair market value at December 31, 2004 of $0.83 per share, less the exercise price.
(2)   Mr. Velte assigned 700,000 of his common share warrants to others.

                              EMPLOYMENT AGREEMENTS

CEO and Chairman of the Board of Directors

Effective June 13, 2005 Charles Baker was appointed by the Company Board of Directors to serve as the Chairman of the Board of Directors for a term of three years. Effective August 31, 2005, Charles R. Baker was appointed CEO. Mr. Baker is actively employed by the Company on a daily basis. He receives an annual salary of $225,000 and is entitled to receive up to 5 million common shares upon the Company achieving certain milestone criteria and will be reimbursed for all company expenses related to travel, entertainment, health insurance, vehicle use and lodging.

Mr. Baker currently owns a warrant to purchase 100,000 shares of the Company's $0.001 par value per share common stock at a price of $0.75 per share at any time within 3 years of the March 31, 2005 date of issuance.

Former President/CEO

Mr. Thatch served as CEO and President from 2000 trough August 2005 at which time Mr. Thatch relinquished his positions of CEO and President. Mr. Thatch's current employment contract was extended three years, expiring on December 31, 2008. He receives $180,000 annual salary and, in consideration for relinquishing his entitlement to any of the Company's revenue, he received 2.1 million shares of the Company's common stock.

Chief Operating Officer and Chief Financial Officer

The Company executed a three-year employment agreement, effective January 1, 2004 with Mark R. Chandler, its Chief Operating Officer and Chief Financial Officer. The terms of this agreement are as follows: (i) Base salary of $120,000 during 2004, $150,000 during 2005 and $180,000 during 2006, (ii) a sign-on bonus for $10,000 payable before March 31, 2004 and eligible for the bonus plan as set up by the Company, (iii) receive 120,000 shares of Series A convertible preferred stock for each period of June 2004, January 2005 and June 2005 and
(iv) receive a warrant to purchase 100,000 shares of common stock at an exercise price of $0.25 which expires on November 30, 2006. In the event of a change of control, the Series A Convertible Preferred stock shall immediately accelerate and be issued within 30 days of written notice from the employee.

August 2004, the Board of Directors increased the annual salary of Mr. Chandler to $150,000 and beginning November 1, 2004 his annual salary was increased to $180,000.

In recognition for past services rendered, the board authorized issuance to Mr. Chandler a warrant to purchase 500,000 restricted common shares within five years from date of issuance at a per share price of $0.25.

In recognition of continuing and additional services by Mr. Chandler, the board authorized issuance to Mr. Chandler three hundred seventy five thousand (375,000) Series A Convertible Preferred shares and one thousand five hundred (1,500) Series B Convertible Preferred shares in the following increments:
125,000 Series A shares and 500 Series B shares on or about January 1, 2006; 125,000 Series A shares and 500 Series B shares on or about July 1, 2006; and 125,000 Series A shares and 500 Series B shares on or about December 31, 2006. The said shares will be issued so long as Mr. Chandler has not terminated employment voluntarily before the above issue date.

President of Business Development

In May 2003, the Company executed a six-month employment agreement with Stephen
K. Velte, the President of Business Development. Mr. Velte's $10,000 monthly salary accrued until such time the Company's technical division has sufficient cash on hand to pay the salary or, at Mr. Velte's option the accrued salary may be converted to common or preferred shares of the Company at the current bid price. Mr. Velte was granted three-year warrants for 500,000 shares of the Company's common stock at an exercise price of $0.25 per share(1); 750,000 shares at $0.35 per share(2) upon completion of Phase II prototype; 500,000 shares at $0.40 per share upon receipt by the Company of any Next Stage OnScreen funding in excess of $150,000 and 250,000 shares at $0.50 per share upon receipt by the Company of payment for commercial orders in excess of $200,000. During 2003, the Company issued 1,750,000 of the warrants in accordance with the agreement. The remaining 250,000 warrants(3) were not issued at December 31, 2004, as the criteria for the shares to be issued had not been met.

Effective November 1, 2003, this agreement was extended for a three-year term. The salary was set at $150,000 for the first year, $180,000 for the second year and $240,000 for the third year. 450,000 shares(4) of the Company's common stock were issued to Mr. Velte conditioned on if he is terminated for cause or resigns, the shares may be repurchased from Mr. Velte at an annual decline amount of 50,000 shares, resulting in the shares being fully vested on November 1, 2006.

By an August 23, 2004 Board of Directors resolution, there was issued to Mr. Velte a warrant to purchase 2,000,000 restricted common shares(5) within five years from date of issuance at a per share price of $0.25 conditioned on Mr. Velte's being employed by the Company through the term of his November 2003 employment agreement. Mr. Velte is no longer employed with the Company.

      1 The exercise price for this 500,000 share warrant was reduced to $0.20 per share.

      2 The exercise price for 550,000 shares of this warrant was reduced to $0.20 per share.

      3     This 250,000 share warrant was cancelled.

      4     150,000 of these shares were repurchased by the Company for $225.

      5     This 2,000,000 share warrant was cancelled.

William J. Clough, Executive Vice President of Corporate Development and Corporate General Counsel.

Mr. Clough is certified to practice law in state and federal courts in California, Illinois, Hawaii, and before the United States Supreme Court. The Company executed a three year employment agreement with Mr. Clough wherein Mr. Clough shall receive an annual salary of $180,000, $1,000 monthly automobile allowance, as well as customary medical insurance for himself and his family. Mr. Clough also serves as Corporate Secretary, a non-salaried position.

                       CODE OF ETHICS AND BUSINESS CONDUCT

The Company has adopted the OnScreen Technologies, Inc. Code of Ethics and Business Conduct, which applies to all officers, directors and employees and a more restrictive Code of Ethics for Principal Executive and Financial Officers. These policies are available on our website, www.onscreentech.com. If the Company makes any substantive amendments to these policies or grants any waiver from the policies to any executive officer or director, the Company will disclose the nature of the amendment or waiver on its website.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons owning more than 10% of our common stock to file reports of ownership and reports of changes of ownership with the Securities and Exchange Commission. These reporting persons are required to furnish us with copies of all Section 16(a) forms that they file.

Based solely upon a review of copies of these filings received, we believe that all filing requirements were complied with during the fiscal year ended December 31, 2004, except for the following late filings:

      Mark R. Chandler, Form 5, filed June 17, 2005
      Bradley J Hallock, Form 5, filed June 17, 2005
      John Thatch, Form 5, filed June 17, 2005
      Russell L. Wall, Form 5, filed September 26, 2005

We have made all officers and directors aware of their reporting obligations and have appointed an employee to oversee section 16 compliance for future filings

                  SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Under the Security and Exchange Commission's proxy rules, shareholder proposals that meet certain conditions may be included in our proxy statement and form of proxy for a particular annual meeting. Shareholders that intend to present a proposal at our 2006 Annual Meeting must give notice of the proposal to the Company no later than March 1, 2006 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. In addition, if we receive notice of a shareholder proposal after March 1, 2006, the persons named as proxies in the proxy statement for the 2006 Annual Meeting will have discretionary voting authority to vote on such proposal at the 2006 Annual Meeting. Shareholders that intend to present a proposal that will not be included in the proxy statement and form of proxy must give notice of the proposal to us no fewer than 90 or more than 120 days prior to the one-year anniversary date of the 2006 Annual Meeting. Our receipt of any such proposal from a qualified shareholder in a timely manner will not guarantee its inclusion in our proxy materials or its presentation at the 2006 Annual Meeting because there are other requirements in the proxy rules.

                                 ANNUAL REPORT

A COPY OF OUR ANNUAL REPORT TO STOCKHOLDERS (WHICH INCLUDES OUR ANNUAL REPORT ON FORM 10-KSB AND FORM 10-QSB) IS BEING MAILED WITH THIS PROXY STATEMENT TO EACH STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. STOCKHOLDERS NOT RECEIVING A COPY OF THE ANNUAL REPORT MAY OBTAIN ONE, WITHOUT CHARGE, BY WRITING, CALLING THE CORPORATE OFFICES: ONSCREEN TECHNOLOGIES, INC., 200 9TH AVENUE NORTH, SUITE 210, SAFETY HARBOR, FLORIDA 34695, (727) 797-6664.

By Order of the Board of Directors,

William J. Clough, Esq.
Corporate Secretary

APPENDIX A
EQUITY INCENTIVE PLAN

                           ONSCREEN TECHNOLOGIES, INC.

                              EQUITY INCENTIVE PLAN

OnScreen Technologies, Inc. hereby establishes this Plan to be called the OnScreen Technologies, Inc. Equity Incentive Plan to attract, retain and motivate employees of the Company, to encourage employees, directors and independent contractors to acquire an equity interest in the Company, to make monetary payments to certain employees based upon the value of the Company's Stock and provide employees, directors and independent contractors with an incentive to maximize the success of the Company and to further the interests of the shareholders.

            SECTION 1 DEFINITIONS

      1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

            (a) "Administrator" means the Board or such committee or individual to whom the Board delegates authority.

            (b) "Award" means any Stock Option, Stock Appreciation Right or Stock Award granted under the Plan.

            (c) "Beneficiary" means the person or persons designated by a Participant to exercise an Award in the event of the Participant's death while employed by the Company, or in the absence of such designation, the executor or administrator of the Participant's estate.

            (d) "Board" means the Board of Directors of the Company.

            (e) "Cause" means conduct by the Participant amounting to (1) fraud or dishonesty against the Company, (2) willful misconduct, repeated refusal to follow the reasonable directions of an individual or group authorized to give such directions, or knowing violation of law in the course of performance of the duties of Participant's employment with the Company, (3) repeated absences from work without a reasonable excuse, (4) intoxication with alcohol or drugs while on the Company's premises during regular business hours, (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or (6) a breach or violation of the terms of any employment or other agreement to which Participant and the Company are parties.

            (f) "Change in Control" shall be deemed to have occurred if (i) a tender offer shall be made and consummated of the ownership of 50% or more of the outstanding voting securities of the Company, (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, other than affiliates (within the meaning of the Securities Exchange Act of 1934) of any party to such merger or consolidation,
(iii) the Company shall sell substantially all of its assets to another corporation which corporation is not wholly owned by the Company, or (iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) ( as in effect on the date hereof) pursuant to the Securities Exchange Act of 1934.

            (g) "Code" means the Internal Revenue Code of 1986, as amended.

            (h) "Company" means OnScreen Technologies, Inc., a Colorado corporation.

            (i) "Disability" has the same meaning as provided in any long-term disability plan maintained by the Company. In the event of a dispute, the determination of Disability shall be made by the Administrator. If at any time during the period that this Plan is in operation, the Company does not maintain a long term disability plan, Disability shall mean a physical or mental condition which, in the judgment of the Administrator, permanently prevents a Participant from performing his usual duties for the Company, any Subsidiary or affiliate, or such other position or job which the Company makes available to him and for which the Participant is qualified by reason of his education, training and experience. In making its determination the Administrator may, but is not required to, rely on advice of a physician competent in the area to which such Disability relates. The Administrator may make the determination in its sole discretion and any decision of the Administrator will be binding on all parties.

            (j) "Disposition" means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

            (k) "Equity Ownership Agreement" means an agreement between the Company and a Participant or other documentation evidencing an Award.

            (l) "Expiration Date" means, the last date upon which an Award can be exercised.

            (m) "Fair Market Value" means, for any particular date, (i) for any period during which the Stock shall be listed for trading on a national securities exchange, the Over the Counter Bulletin Board ("OTCBB"), or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the closing price per share of Stock on such exchange, or the OTCBB or NASDAQ closing bid price as of the close of such trading day, or (ii) the market price per share of Stock as determined in good faith by the Board in the event (i) above shall not be applicable. If the Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the next succeeding day when the markets are open.

            (n) "Incentive Stock Option" means an incentive stock option, as defined in Code Section 422, and described in Plan Section 3.2.

            (o) "Involuntary Termination" means a Termination of Employment but does not include a Termination of Employment for Cause or a Voluntary Resignation.

            (p) "Non-Qualified Stock Option" means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan Section 3.2.

            (q) "Option" means a Non-Qualified Stock Option or an Incentive Stock Option.

            (r) "Over 10% Owner" means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

            (s) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

            (t) "Participant" means an individual who receives an Award hereunder.

            (u) "Plan" means this OnScreen Technologies, Inc. Equity Incentive Plan.

            (v) "Retirement" means a Termination of Employment after attaining the age of 65.

            (w) "Stock" means the Company's common stock.

            (x) "Stock Appreciation Right" means a stock appreciation right described in Plan Section 3.3.

            (y) "Stock Award" means a stock award described in Plan Section 3.4.

            (z) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possession 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

            (aa) "Termination of Affiliation" means the termination of a business relationship, for any reason, between an advisor or consultant who is a Participant and the Company or its affiliates. A Termination of Affiliation shall be deemed to have occurred as of the date written notice to that effect is received by the Participant.

            (ab) "Termination of Employment" means the termination of the employee-employer relationship between a Participant and the Company and its affiliates regardless of the fact that severance or similar payments are made to the Participant, for any reason, including, but not by way of limitation, a Voluntary Resignation, Involuntary Termination, death, Disability or Retirement. The Administrator shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment, or whether a Termination of Employment is for Cause, or is a Voluntary Resignation. With regard to a member of the Board who is not an employee, Termination of Employment shall mean the date on which the individual ceases to be a member of the Board for any reason.

            (ac) "Vested" means that an Award is nonforfeitable and exercisable with regard to a designated number of shares of Stock.

            (ad) "Voluntary Resignation" means a Termination of Employment as a result of the Participant's resignation.

                             SECTION 2 GENERAL TERMS

      2.1 Purpose of the Plan. The Plan is intended to (a) provide incentive to employees of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by employees, directors and independent contractors by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining and rewarding employees, directors, independent contractors and advisors.

      2.2 Stock Subject to the Plan. Subject to adjustment in accordance with
Section 5.2, 2,000,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved and subject to issuance under the Plan. At no time shall the Company have outstanding Awards and shares of Stock issued in respect to Awards in excess of the Maximum Plan Shares. To the extent permitted by law, the shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Award that is forfeited, canceled, expired or terminated for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

      2.3 Administration of the Plan. The Plan shall be administered by the Administrator. The Administrator shall have full authority in its discretion to determine the employees of the Company or its affiliates to whom Awards shall be granted and the terms and provisions of Awards, subject to the Plan. Subject to the provisions of the Plan, the Administrator shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Equity Ownership Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Administrator's determination under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). The Administrator's decisions shall be final and binding on all Participants.

      2.4 Eligibility and Limits. Participants in the Plan shall be selected by the Administrator. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as at the date an Incentive Stock Option is granted) of Stock with respect to which Stock Options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s).

                            SECTION 3 TERMS OF AWARDS

            3.1 Terms and Conditions of All Awards.

            (a) The number of shares of Stock as to which an Award shall be granted shall be determined by the Administrator in its sole discretion, subject to the provisions of Sections 2.2 and 2.4 as to the total number of shares available for grants under the Plan.

            (b) Each Award shall be evidenced by an Equity Ownership Agreement in such form as the Administrator may determine is appropriate, subject to the provisions of the Plan.

            (c) The date an Award is granted shall be the date on which the Administrator has approved the terms and conditions of the Equity Ownership Agreement and has determined the recipient of the Award and the number of shares covered by the Award and has taken all such other action necessary to complete the grant of the Award.

            (d) The Administrator may provide in any Equity Ownership Agreement a vesting schedule. The vesting schedule shall specify when such Awards shall become Vested and thus exercisable. The Administrator may accelerate the vesting schedule set forth in the Equity Ownership Agreement if the Administrator determines that it is in the best interests of the Company and Participant to do so. In addition, the Administrator may provide in the Equity Ownership Agreement that vesting will be accelerated in the event of a Change of Control.

            (e) Awards shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant, or in the event of the Disability of the Participant, by the legal representative of the Participant.

      3.2 Terms and Conditions of Options. At the time any Option is granted, the Administrator shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the date the Plan is adopted or the date such Plan is approved by the Company's stockholders, whichever is earlier. Incentive Stock Options may only be granted to employees of the Company.

            (a) Option Price. Subject to adjustment in accordance with Section
5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of the Stock purchasable under any Option shall be in the applicable Equity Ownership Agreement at the time the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner, the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant for an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted.

            (b) Option Term. The Equity Ownership Agreement shall set forth the term of each option. Any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted. In either case, the Administrator may specify a shorter term and state such term in the Equity Ownership Agreement.

            (c) Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made in any form or manner authorized by the Administrator in the Equity Ownership Agreement or by amendment thereto, including, but not limited to, cash or, if the Equity Ownership Agreement provides, (i) by delivery or deemed delivery (based on an attestation to the ownership thereof) to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price or (ii) by tendering a combination of cash, Stock and/or note. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

            (d) Conditions to the Exercise of an Option. Each Option granted under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Administrator shall specify in the Equity Ownership Agreement; provided, however, that subsequent to the grant of an Option, the Administrator, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person acting for the benefit of the Participant to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Equity Ownership Agreement to the contrary.

            (e) Termination of Incentive Stock Option. With respect to an Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one (1) year shall be substituted for such three
(3) month period. For purposes of this Subsection (e), Termination of Employment of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

            (f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Administrator may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

      3.3 Terms and Conditions of Stock Appreciation Rights. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Award or not in connection with an Award. A Stock Appreciation Right shall entitle the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified price which, in the case of a Stock Appreciation Right granted in connection with an Option, shall be not less than the Exercise Price for that number of shares. The Exercise Price shall not be less than the Fair Market Value of the corresponding Stock on the date of the grant. A Stock Appreciation Right granted in connection with an Award may only be exercised to the extent that the related Award has not been exercised, paid or otherwise settled. The exercise of a Stock Appreciation Right granted in connection with an Award shall result in a pro rata surrender or cancellation of any related Award to the extent the Stock Appreciation Right has been exercised.

            (a) Exercise. Upon exercise of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Equity Ownership Agreement or, in the absence of such provision, as the Administrator may determine.

            (b) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Administrator shall specify in the Equity Ownership Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Administrator, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

      3.4 Terms and Conditions of Stock Awards. The number of shares of Stock subject to a Stock Award and restrictions or conditions on such shares, if any, shall be as the Administrator determines, and the certificate for such shares shall bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Administrator shall have the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Administrator may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

      3.5 Treatment of Awards Upon Termination of Employment or Affiliation. Except as otherwise provided by Plan Section 3.2(e), any Award to a Participant who incurs a Termination of Employment or Affiliation may be canceled, accelerated, paid or continued, as provided in the Equity Ownership Agreement or, in the absence of such provision, as the Administrator may determine. The portion of any Award exercisable in the event of continuation or the amount of any payment due under a continued Award may be adjusted by the Administrator to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Employment or Affiliation or such other factors as the Administrator determines are relevant to its decision to continue the Award.

                         SECTION 4 RESTRICTIONS ON STOCK

      4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant's name, but, if the Equity Ownership Agreement so provides, the shares of Stock shall be held by a custodian designated by the Administrator (the "Custodian"). Each Equity Ownership Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the Equity Ownership Agreement, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the Equity Ownership Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the Equity Ownership Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Administrator may provide in the Equity Ownership Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the Equity Ownership Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or the Company, as applicable.

      4.2 Forfeiture of Shares. Notwithstanding any vesting schedule set forth in any Equity Ownership Agreement, in the event that the Participant violates a non-competition agreement as set forth in the Equity Ownership Agreement, all Awards and shares of Stock issued to the holder pursuant to the Plan shall be forfeited; provided, however, that the Company shall return to the holder the lesser of any consideration paid by the Participant in exchange for Stock issued to the Participant pursuant to the Plan or the then Fair Market Value of the Stock forfeited hereunder.

      4.3 Restrictions on Transfer. The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the Equity Ownership Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant, not made in accordance with the Plan or the Equity Ownership Agreement, including, but not limited to, any right of repurchase or right of first refusal, shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the Equity Ownership Agreement, and the shares of Stock so transferred shall continue to be bound by the Plan and the Equity Ownership Agreement.

                          SECTION 5 GENERAL PROVISIONS

      5.1 Withholding. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding tax in cash, or, if the Equity Ownership Agreement provides, a Participant may also elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of an Award (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

            (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Administrator; and

            (b) Any Withholding Election made will be irrevocable; however, the Administrator may in its sole discretion approve or give no effect to the Withholding Election.

      5.2 Changes in Capitalization; Merger; Liquidation.

            (a) The number of shares of Stock reserved for the grant of Options, Stock Appreciation Rights and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option and Stock Appreciation Right and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Stock Appreciation Right pertains may be proportionately adjusted by the Administrator for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

            (b) In the event of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Administrator may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards. Any adjustment pursuant to this Section 5.2 may provide, in the Administrator's discretion, for the elimination without payment therefore of any fractional shares that might otherwise become subject to any Award.

            (c) The existence of the Plan and the Awards granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

      5.3 Cash Awards. The Administrator may, at any time and in its discretion, grant to any holder of an Award the right to receive, at such times and in such amounts as determined by the Administrator in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Award or the exercise of rights thereunder.

      5.4 Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

      5.5 Right to Terminate Employment. Nothing in the Plan or in any Award shall confer upon any Participant the right to continue as an employee or officer of the Company or any of its affiliates or affect the right of the Company or any of its affiliates to terminate the Participant's employment at any time.

      5.6 Restrictions on Delivery and Sale of Shares; Legends. Each Award is subject to the condition that if at any time the Administrator, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Award may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Awards then outstanding, the Administrator may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Award, that the Participant or other recipient of an Award represent, in writing, that the shares received pursuant to the Award are being acquired for investment and not with a view to distribution and agree that shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Award such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

      5.7 Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

      5.8 Termination and Amendment of the Plan. The Board at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of an Award shall adversely affect the rights of the Participant under such Award.

      5.9 Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board. If such approval is not obtained, any Award granted hereunder shall be void.

      5.10 Choice of Law. The laws of the State of Florida shall govern the Plan, to the extent not preempted by federal law.

      5.11 Effective Date of Plan. The Plan shall be effective as of September 1, 2005.

                                      OnScreen Technologies, Inc.

                                      By:
                                          ------------------------------------
                                          Charles R. Baker,
Attest:                                   Chief Executive Officer and Chairman

--------------------------------
  William J. Clough, Esq.,
  Corporate Secretary

APPENDIX B
COMPENSATION COMMITTEE CHARTER

                           OnScreen Technologies, Inc.
                      Charter of the Compensation Committee
                                     of the
                               Board of Directors

I.    Purpose and Authority

The Compensation Committee (the "Committee") of the Board of Directors of OnScreen Technologies, Inc. (the "Company") is appointed by the Board of Directors (the "Board") to discharge the Board's responsibilities with respect to all forms of compensation of the Company's executive officers, to administer the Company's equity incentive plans, and to produce an annual report on executive compensation for use in the Company's proxy statement. This Charter sets forth the authority and responsibility of the Committee for approving and evaluating executive officer compensation arrangements, plans, policies and programs of the Company, and for administering the Company's equity incentive plans for employees whether adopted prior to or after the date of adoption of this charter (the "Stock Plans").

II.   Membership

The Committee will consist of not less than two members of the Board, with the exact number being determined by the Board. Each of the members of the Committee will be (i) an "independent director" as defined under the rules of the American Stock Exchange, as they may be amended from time to time (the "Rules"), except as may otherwise be permitted by such Rules, (ii) a "Non-Employee Director," as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) an "outside director" under Regulation Section 1.162-27 promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended. All members of the Committee will be appointed by, and shall serve at the discretion of, the Board.

The Board will select members of the Committee who will be approved by a majority vote of the Board. Committee members will serve during their respective term as a director, subject to earlier removal by a majority vote of the Board. Unless a chair is elected by the full Board, the members of the Committee may designate a chair by majority vote of the Committee membership.

III.  Duties and Responsibilities

The principal processes of the Committee in carrying out its oversight responsibilities are set forth below. These processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

1. The Committee will have the authority to determine the form and amount of compensation to be paid or awarded to all employees of the Company. The Committee may delegate authority to subcommittees of the Committee or to executive officers of the Company with respect to compensation determinations for persons who are not executive officers of the Company.

2. The Committee will have the sole authority and right, as and when it shall determine to be necessary or appropriate to the functions of the Committee, at the expense of the Company and not at the expense of the members of the Committee, to retain and terminate compensation consultants, legal counsel and other advisors of its choosing to assist the Committee in connection with its functions. The Committee shall have the sole authority to approve the fees and other retention terms of such advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such advisors employed by the Committee pursuant to this charter.

3. The Committee will annually review the corporate goals and objectives relevant to executive officers' compensation. In light of these goals and objectives, the Committee will annually review decisions respecting (i) salary paid to the executive officers, (ii) the grant of cash-based bonuses and equity compensation provided to the executive officers, (iii) the entering into or amendment or extension of any employment contract or similar arrangement with the executive officers, (iv) executive officers' severance or change in control arrangement, and (v) any other executive officer compensation matters as from time to time directed by the Board. In determining the long-term incentive component of the executive officer's compensation, the Committee will consider the Company's performance and relative shareholder return, the value of similar incentive awards to executive officers at companies that the Committee determines comparable based on factors it selects, and the incentive awards given to the Company's executive officers in prior years.

4. The Committee will annually review and make recommendations to the Board with respect to adoption and approval of, or amendments to, all cash-based and equity-based incentive compensation plans and arrangements, and the shares and amounts reserved thereunder after taking into consideration the Company's strategy of long-term and equity-based compensation.

6. The Committee will: (i) approve grants of stock, stock options or stock purchase rights to individuals eligible for such grants (including grants in compliance with Rule 16b-3 promulgated under the Exchange Act to individuals who are subject to Section 16 of the Exchange Act); (ii) interpret the Stock Plans and agreements thereunder; and (iii) determine acceptable forms of consideration for stock acquired pursuant to the Stock Plans. The Committee may delegate to the Company's Chief Executive Officer the authority to grant options to employees of the Company or of any subsidiary of the Company who are not directors or executive officers, provided that no option grant exceeds any Iimit subsequently established by resolution of the Committee and, provided further, that the price per share is no less than the fair market value of the Company's common stock on the date of grant.

7. The Committee will meet with the CEO within 90 days after the commencement of each calendar year to discuss the incentive compensation programs to be in effect for the Company's executive officers for such fiscal year and the corporate goals and objectives relevant to those programs.

8. The Committee will periodically review the Company's procedures with respect to employee loans, and will not approve any arrangement in which the Company, directly or indirectly, extends or maintains credit, arranges for the extension of credit or renews an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company. The Committee will assist the Board and management of the Company in complying with this prohibition.

9. The Committee will prepare an annual report on executive compensation to the Company's stockholders for inclusion in the proxy statement for the Company's annual meeting in accordance with the rules and regulations of the Securities and Exchange Commission.

10.   The Committee will make regular reports to the Board.

11. The Committee will review this Charter annually and recommend to the Board any changes it determines are appropriate.

12. The Committee will at least annually review its performance and submit a report on its performance to the Board.

13. The Committee will perform any other activities required by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and any exchange or market on which the Company's capital stock is traded, and perform other activities that are consistent with this charter, the Company's certificate of incorporation and bylaws, and governing laws, as the Committee or the Board deems necessary or appropriate.

IV.   Meetings

Meetings of the Committee will be held from time to time, but no Iess than quarterly, in response to the needs of the Board or as otherwise determined by the chairman of such Committee and shall provide written reports to the Board. In lieu of a meeting, the Committee may also act by unanimous written consent resolution.

V.    Minutes

The Committee will maintain written minutes of its meetings, and will file such minutes with the minutes of the meetings of the Board.

APPENDIX C
AUDIT COMMITTEE CHARTER

                           OnScreen Technologies, Inc.
                         Charter of the Audit Committee
                                     of the
                               Board of Directors

This charter (this "Charter") of the audit committee (the "Audit Committee") of the Board of Directors (the "Board") of OnScreen Technologies, Inc. (the "Corporation") sets forth the rules of governance of the Audit Committee and has been duly adopted by the Board.

I.    Audit Committee Purpose

The Audit Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities. To this end, the Audit Committee's primary duties and responsibilities are to:

1. Support the independence of the independent auditors and their objective review and audit of the Corporation's annual financial statements.

2. Support the independence and funding of the internal auditors to help to assure that they have sufficient independence and resources to conduct internal audits as appropriate or necessary, free of interference or pressure.

3. Perform other functions, within the scope of the foregoing, which the Audit Committee deems necessary or appropriate to undertake from time to time.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Corporation's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

In addition, the Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the independent auditors. The independent auditors are ultimately accountable to the Audit Committee and the entire Board for such auditors' review of the financial statements and controls of the Corporation.

II.   Audit Committee Composition and Meetings

1. Audit Committee members shall meet the applicable requirements of the National Association of Securities Dealers, Inc. The Audit Committee shall be comprised of three or more directors as determined by the Board, the majority of whom shall be independent, non-employee directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have past employment experience in the finance or accounting field.

2. Audit Committee members shall be appointed by the Board on recommendation of the Board's nominating committee or, if no such committee exists, then the Audit Committee Members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

3. The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with the Corporation's management, the director of the internal auditing department, the independent auditors, and as an Audit Committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Corporation's financial statements and significant findings based upon the auditors' limited review procedures.

III.  Audit Committee Responsibilities and Duties

The Audit Committee shall have the responsibility to perform the following:

1. On an annual basis (or more frequently as necessary or appropriate), review and reassess the adequacy of the Charter. Submit the Charter to the Board for approval and have the document published at least every three years in accordance with the regulations of the Securities and Exchange Commission (the "SEC").

2. On a periodic basis, review the Corporation's principal policies for accounting, internal control and financial reporting and, as applicable, review with management and the independent auditors any significant changes in the Corporation's accounting policies and review the effect on the Corporation's accounting policies of important pronouncements of the accounting profession and other regulatory bodies.

3.    Oversee independence of the independent auditors by:

      (a) Receiving from the independent auditors, on a periodic basis, a formal written statement delineating all relationships between the independent auditors and the Corporation consistent with Independence Standards Board Standard No. I;

      (b) Reviewing, and actively discussing with the Board, if necessary, and the independent auditors, on a periodic basis, any disclosed relationships or services between the independent auditors and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the auditors; and

      (e) Recommending, if necessary, that the Board take certain action to satisfy itself of the auditor's independence.

4. On an annual basis, review management's recommendation for, and evaluation of the independence of, the Corporation's independent auditors and, based upon such review, recommend the appointment or discharge of such auditors.

5. On an annual basis, review with the independent auditors their plan, scope and timing of their audit and their audit fees and approve all such fees and other significant compensation to be paid to the independent auditors.

6. After completion of the audit by the independent auditors of the Corporation's annual financial statements, review with management and the independent auditors the audit report, the management letter relating to the audit report, any significant questions (resolved or unresolved) between management and the independent auditors that arose during the audit or in connection with the preparation of the Corporation's annual financial statements, and the cooperation afforded or limitations, if any, imposed by management on the conduct of the audit.

7. Review with management and the independent auditors, before publication, the Corporation's annual financial statements (including footnotes and any special disclosure questions) to be included in the annual report to stockholders and the annual report on Form 10-K or 10-KSB to be filed with the SEC. Discuss any significant changes to the Corporation's accounting principles and any items required to be communicated to the independent auditors in accordance with SAS 61.

8. Review with management and the independent auditors the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Corporation's accounting principles and any items required to be communicated to the independent auditors in accordance with SAS 61. The Chair may represent the entire Audit Committee for purposes of this review.

9. Consider the independent auditors' judgment with respect to the quality and propriety of the Corporation's accounting principles as applied in its financial reporting.

10. On an annual basis (or more frequently as necessary or appropriate), review management's plans to engage the independent auditors to perform management advisory services.

11. On a periodic basis, review with management and the internal auditors the adequacy of the Corporation's internal accounting control system, the scope and results of the internal audit program, and the cooperation afforded or limitations, if any, imposed by management on the conduct of the internal audit program.

12. Review the budget, plan, changes in plan, activities and organizational structure of the internal audit department, as needed.

13. Review the appointment, performance and replacement of the senior internal audit executive.

14. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

15. On an annual basis, review with management, the Corporation's counsel and internal auditors, the procedures for monitoring compliance with the Corporation's policies on business integrity, ethics and conflicts of interest.

16. Review with management and the independent auditors the extent to which significant changes or improvements in important accounting and financial control practices, recommended by management or the independent auditors, have been implemented.

17. On a period basis, review the adequacy of the Corporation's accounting and financial control resources.

18.   Review reports on officers' and directors' expenses.

19. On an annual basis (or more frequently as necessary or appropriate), review with the Corporation's counsel any legal matters which may have a significant impact on the Corporation's financial statements, the Corporation's compliance with applicable laws and regulations, and inquiries received.

20. On a periodic basis, review the Corporation's financial planning policies and practices and financial objectives. Monitor the Corporation's financial condition and requirements for funds. Review periodically the Corporation's short-term and long-term capital expenditure plans and working capital position.

21. Review management recommendations with respect to the amount, timing, type and terms of public and private stock and debt issues and credit facilities.

22. On an annual basis, prepare a report to stockholders as required by the SEC. The report should be included in the Corporation's annual proxy statement.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR THE 2005 ANNUAL MEETING OF THE SHAREHOLDERS
                                December 13, 2005

The undersigned, revoking all previous proxies, appoints Charles R. Baker, CEO/Director and William J. Clough, Esq., Corporate Secretary, and each of them acting unanimously if more than one is present, attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of OnScreen Technologies, Inc. (the "Company") to be held on Tuesday, December 13, 2005 at 9:00 a.m. PST at Lafayette Park Hotel, 3287 Mount Diablo Boulevard, Lafayette, CA 94549 and at any adjournments thereof and to vote all shares of Voting Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.

|X|   Please mark your votes with an "X" as in this example.

                                   PROPOSAL I
                             (ELECTION OF DIRECTORS)

Nominees:         Seat 2, Russell L. Wall
                  Seat 4, Charles R. Baker

                    |__| FOR ALL        |__| WITHHOLD ALL   |__| FOR ALL EXCEPT

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE AND CHOOSE "FOR ALL EXCEPT")

                                   PROPOSAL 2
                 (PROPOSAL TO APPROVE THE EQUITY INCENTIVE PLAN)

                    |__| FOR            |__| AGAINST        |__| ABSTAIN

PLEASE DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTORS AND FOR PROPOSAL 2.

                                            Date                            2005
                                            ------------------------------------

                                            ------------------------------------
                                            Signature

                                            ------------------------------------
                                            Signature of joint holder, if any

Please sign exactly as your name appears on your stock certificate or account. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person.